

LifeMD®

Corporate Presentation

January 2022

Important Cautions Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this presentation may be identified by the use of words such as: "believe," "expect," "anticipate," "project," "should," "plan," "will," "may," "intend," "estimate," predict," "continue," and "potential," or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, "Risk Factors" identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by the Company. Any such offer or solicitation, if any, will only be made by means of offering documents (e.g., prospectus, offering memorandum, subscription agreement and or similar documents) and only in jurisdictions where permitted by law. Certain information contained herein has been provided by or obtained from third-party sources and has not been independently audited or verified by the Company. The Company makes no representation or warranty, express or implied as to the accuracy or completeness of information contained in this document, and nothing contained in this document is, or shall be relied upon as, a promise or representation by the Company.

This presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. Any third-party images not owned by the Company are used for non-commercial, illustrative and educational 'fair use' purposes only. All images and trademarks are the property of their respective owners.



Business Overview

LifeMD

A rapidly growing direct-to-patient telehealth company leveraging deep expertise in medicine, technology and marketing to make healthcare more accessible, affordable and convenient



LifeMD
Refer a Friend >
See your physician anytime, anywhere, with the click of a button.
CLICK TO BEGIN YOUR JOURNEY
... and meet your dedicated doctor for life today!
High quality personalized healthcare from your dedicated doctor

- 50 State Digital Pharmacy
- Nationwide Provider Network
- 427K+[1] Patients & Growing
- Diversified Brand Portfolio
- Proprietary Technology Platform
- Virtual Primary Care Clinic

1. # of customers that have received treatment or purchased products from RexMD and ShapiroMD as of 9/30/2021.

A Differentiated Approach to Telehealth


LifeMD
Consult with a healthcare provider from the comfort of your home.
First, we need to make sure we are licensed in your state.
Select State
I agree to the Terms, Privacy Policy and consent to Telehealth

Diversified Condition-Specific Care Strategy

Enables smarter acquisition through focused treatment offerings and precision targeting

Deep Experience in Direct-Response Marketing

Relentless focus on optimizing marketing spend, analytics and maximizing retention

Comprehensive Telehealth Technology Platform

Built to support an end-to-end healthcare experience and broad portfolio of treatments and services

Long-Term Primary Care Offering

Impacting our customers' health by creating longitudinal patient-physician relationships

LifeMD's Direct-to-Patient Healthcare Experience

Brand Discovery
Patient views an online or offline advertisement and visits our telehealth website.

Diagnosis/Screening
Patient is screened via online intake form and pays for treatment and medication.

Virtual Consultation
An asynchronous or audio/video consultation is conducted with the patient.

Personalized Treatment
Patient receives personalized treatment and ongoing care from the comfort of their own home.


7:27
Like
Comment
Send
LifeMD.com
Sponsored
Personalized, high-quality care, from the comfort of your own home. Begin your journey today!
Personalized, high-quality care, from the comfort of your home.
See your physician anytime, anywhere, with the click of a button.
CLICK TO BEGIN YOUR JOURNEY
... and meet your dedicated doctor for life today!
LifeMD.com
Find your doctor for life! Schedule your first free consult today.
Sign Up


LifeMD
Consult with a healthcare provider about your rashes from the comfort of home.
First, we need to make sure we are licensed in your state.
Select State
I agree to the Terms, Privacy Policy and consent to Telehealth
START MY VISIT
"This was my first time using telemedicine


Dr. John Mierce, M.D.
California


LifeMD
My prescriptions
Finasteride (1 mg) & DHT Blocking Shampoo
Ordered: Aug 16, 2021
Reorder
Sildenafil (25 mg)
Ordered: Aug 2, 2021
Reorder
Finasteride (1 mg) &


LifeMD
Welcome, Evan!
Messages
General health
Front desk
My doctor
Schedule an appointment
Who would you like to see?

A platform designed to accommodate a diverse portfolio of DTC telehealth offerings and primary care.

Built to handle 50 state daily consult volume at scale without sacrificing quality of care or timely service.

A mobile-first primary care platform enhanced by partnerships with Quest Diagnostics, Axle Health, Particle Health and Prescryptive.

Designed with a compliance-first mindset, adhering to HIPAA standards with real-time monitoring tools.

An End-to-End Telehealth Technology Platform


LifeMD
New message
Messages
My patient chart
Labs & imaging
Appointments
Prescriptions
My doctor
Welcome, Evan!
New message
Messages
General health
Front desk
My doctor
Upcoming appointments

LifeMD Simplifies Healthcare by
Empowering Healthcare Providers & Patients

- Cost Savings
- Convenience
- Transparency
- Single Access Point

LifeMD

Proprietary Technology Platform



Empowers patients with immediacy, accessibility, and affordability.



Empowers doctors with agency, conveniency, and compliancy.

- Condition-Specific Care
- Primary Care
- Prophylactic Care

Our Digital Infrastructure Enables Scalable End-to-End Healthcare Delivery

Our Brands



Our Brands Address Large Underserved Markets


75%

Percentage of consumers who would like a wellness visit or physical to be able to happen at home.


70%

Percentage of patients who prefer virtual visits over an in-person appointment to save time.

Sources: Arizton, 2018; Medgadget, 2019; Market Research, 2020; Grand View Research, 2020; SPH Analytics, 2021


>$5.1B
market size
Men's Health
~$2.8B
market size
Hair Loss
~$13.5B
market size
Allergy & Asthma
~$44B
market size
Dermatology
~$250B
market size
Primary Care

LifeMD

REX MD

RexMD™ is a direct-to-patient telehealth brand that offers virtual healthcare for men nationwide. RexMD offers prescription medications and over-the-counter treatments for Erectile Dysfunction, Premature Ejaculation, Hair Loss, Insomnia, Testosterone Support and more.

- 4.6 Star Trustpilot Rating
- 4+ Star Ranking on Facebook & Amazon
- Expanding Portfolio of Condition-Specific Prescription Treatments



Treat E.D.
without leaving home
Limited Time Offer
25% OFF
25% OFF
Stop Overpaying For ED Treatment
E.D. meds prescribed & shipped discreetly to you.
Don't fear getting lucky
TAKE THE

LifeMD+

RexMD is the third most popular ePharmacy service, following Amazon & Capsule


Amazon
29%
Hims
11%
Roman
11%
Capsule
14%
RexMD
11%
The Pill Club
11%
BlueChew
10%
ScriptDrop
8%

Source: Yahoo Omnibus, 2021

SHAPIRO MD

HAIR GROWTH EXPERTS

ShapiroMD® is a direct-to-patient telehealth brand that offers virtual medical treatment for male and female hair loss. ShapiroMD's product portfolio consists of a patented line of OTC products, prescription medications, and an FDA cleared medical device.

- 4.9 Star Trustpilot Rating
- Patent Protected and Doctor Formulated Products
- Robust Product Line For Both Male and Female Patients


SAVE UP TO
58%
CONDITIONER
SHAPIRO MD
Thinning hair has met its match
SHAPIRO MD
HAIR GROWTH EXPERTS
custom prescriptions to fuel your hair growth.
Rx Topical Prescription Solution
Science Backed Hairloss Treatments
SHAPIRO MD
PERSONALIZED TREATMENT TO FIT YOUR INDIVIDUAL HAIR GOALS
START YOUR HAIR JOURNEY TODAY!

LifeMD+

cleared.

Cleared provides personalized treatments for allergy, asthma, and immunology including in-home tests for both environmental and food allergies, prescriptions for allergies and asthma, and FDA-approved immunotherapies for treating chronic allergies.

- A first-in-class telehealth destination for bespoke end-to-end allergy treatment.
- Acquired by LifeMD in January 2022 to provide entry into $13.5B Allergy, Asthma and Immunology markets.
- Leading pharma partnerships; providing both B2B and B2C revenue sources.
- Highly synergistic with existing platform and accretive to Adjusted EBITDA growth.


Allergy Test

Two of the most prevalent chronic conditions

The cost to society of allergy & asthma now exceeds $100 billion every year, and growing.

75M Americans suffer from allergy or asthma	**1 in 3** U.S. adults suffer
115 days/ year that the avg allergy sufferer experiences symptoms	**$11B** annual U.S. spend on allergy/ asthma medications alone
24M annual visits to the doctor for allergies or asthma	**$2.5B** annual U.S. spend on visits to allergist

Sources: ACAAI, 2021; AAFA, 2021

NAVA MD
— Clinical Skincare —

NavaMD[TM] is a direct-to-patient telehealth brand that combines teledermatology with a patented line of clinically studied OTC skincare products. NavaMD offers virtual treatment and prescription medications for Acne, Anti-Aging, and Rosacea.

- Powered by LifeMD's 50 State Provider Network
- Opinion Leading Dermatology Advisory Board
- $50M+ Invested in Intellectual Property & R&D[1]



age defying forumulas, designed just for you
Wrinkles
Crows Feet
Smile Lines
Breakouts
Cystic Acne
Blemishes
Whiteheads & Blackheads
Your custom formula for melasma:
Hydroquinone
Kojic Acid
get a custom prescription formula for hyperpigmentation
Tranexamic Acid
Azelaic Acid
Ketotifen
a custom hyperpigmentation formula

1. $50m+ invested by RestoreSea prior to LifeMD's in-licensing of RestoreSea technology for NavaMD.

LifeMD

LifeMD is a personalized, subscription-based virtual primary care platform. The LifeMD primary care clinic provides patients 24/7 access to a high-quality provider for their primary care, urgent care, and chronic care needs.

- Best-in-class virtual primary care delivered by dedicated providers 24 hours a day, 7 days per week.[1]
- Mobile first platform incorporates virtual consultations and treatment, prescription medications, in-home diagnostics, and wearables.
- Robust capabilities powered by partnerships with Quest Diagnostics, Axle Health, Particle Health and Prescryptive.
- Nationwide, 50 state coverage; 24 hours / 7 days a week.

1. Medical services will be furnished by a licensed medical provider practicing under our affiliated network of physician-owned professional corporations.



Welcome, Evan!
Messages
General health
Front desk

LifeMD



Financials

Early mover advantage supported by a patient-centric approach has enabled incredible growth

$142M-$148M

2022 Revenue Forecast

149%

YoY Revenue Growth in '21

427K+

Patients & Customers To-Date



$13M
$37M
$93M
$142M-$148M
2019A
2020A
2021P
2022E
198%
149%
60%

2022 Guidance is as of January 19, 2022 Press Release.

Producing strong results on a sequential basis



Quarterly Revenue
$3.1M
$3.9M
$4.3M
$9.1M
$11.0M
$12.9M
$18.2M
$22.3M
$24.9M
$27.4M
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21E

Q4 2021 revenue represents pre-announced unaudited revenue figures as of January 19, 2022 Press Release.

LifeMD

Driven by Strong KPI's

Unaudited, except Revenue and Gross Margin	2019A	2020A	2021E
Revenue ($ thousands)			
Product (Telehealth)	$9,929	$30,561	$68,200
Software (WorkSimpli)	$2,539	$6,733	$24,700
Total Revenue	**$12,468**	**$37,294**	**$92,900**
Subscription Revenue as % of Total	45%	69%	93%
Gross Margin %	79%	76%	82%
Telehealth Volume *Total Telehealth Orders (thousands)*	112	320	808
WorkSimpli Volume *Active Paid Subscribers (thousands)*	28	67	130

and Compelling Unit Economics

	Telehealth	WorkSimpli
1-Year ARPU	$350-$400	$130-$140
1-Year LTV-CAC	1.50-2.0x	3.5-4.0x
Breakeven Months	3-5	2

LifeMD+


Appendix

Proven Management Team

Leadership Team of Industry Experts with a Track Record of Executing Growth Strategies



Justin Schreiber
Chief Executive Officer



Alex Mironov
President



Marc Benathen
Chief Financial Officer



Stefan Galluppi
Chief Innovation & Marketing Officer



Brad Roberts
Chief Operating Officer



Dr. Tony Puopolo
President, LifeMD Affiliated P.C.'s



Dennis Wijnker
Chief Technology Officer



Nick Alvarez
Chief Acquisition Officer



Bryant Hussey
Chief Digital Officer



Eric Yecies
General Counsel & Chief Compliance Officer

WORK Simpli

WorkSimpli, operating as WorkSimpli Software, LLC, is a rapidly growing Direct-to-Consumer document services company that is expected to provide LifeMD an ample source of liquidity.

- LifeMD owns 85.6% of WorkSimpli through a strategic investment in June 2018.
- Cloud-based Software-as-a-Service (SaaS) enables editing, converting, compressing, and splitting of PDF files.
- Users can easily edit and change text, keep PDF formatting 100% intact, and add an electronic signature for free.
- Converts Word, JPG, and PNG file formats to PDF and vice versa.
- Functions 100% online; no installation or downloads required.

Convert Anywhere, Anytime: Convert PDFs to Word Doc files online from mobile or desktop.

100% Safe, Secure & Private: WorkSimpli does not store customer data or information.

No Download or Installation: Easy to use. Operates completely in the Cloud. Only requires an Internet connection.



Investor Relations

LifeSci Advisors
investors@lifemd.com

Partnership Opportunities

LifeMD Partnerships
partnering@lifemd.com

Media Relations

Eric Herman
eherman@kivvit.com